UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-200629

BOATIM INC.
(Exact name of Registrant as specified in its charter)

Nevada	84-4779679
(State of incorporation)	(IRS Employer Identification No.)

7950 NW 53rd Street, Suite 337, Miami, FL 33166

Address of Principle Executive Office

Tel: +1 (305) 239-9993

Registrant’s telephone number, including area code

Date of Report (Date of earliest event reported): July 1st, 2021

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 30th, 2021, Mr. Joseph Johnson was appointed as a member of the board of Directors (“Board”) of Boatim Inc. (“Company”) and as new Chief Executive Officer of the company, effective July 1st, 2021. The appointment was approved by the shareholders of the corporation representing approximately 63% of the issued and outstanding stock of the Company.

Mr. Johnson, an expert in strategy, growth, and business restructuring, recently served as Chief Executive Officer and President of the Board of Directors of a U.S. publicly traded real estate technology company, taking the company from the OTC Pink to the Venture Exchange (OTCQB), doubling share value. He has worked with hundreds of companies as an attorney and consultant ranging from watersports to nutraceuticals to ERP to telemedicine. Thoughout his 18 year career he has served as inside and outside legal counsel, board member and C-Level Management with numerous private and public companies, and has a track record of successfully scaling businesses. Mr. Johnson is a licensed attorney in California and also holds an M.B.A. Mr. Johnson’s undergraduate degree is in business finance from California Polytechnical State University, Pomona.

Joseph follows Boatim Inc.´s prior CEO, Mr. Wolfgang Tippner, into this lead management position. Mr. Tippner makes way to ensure Boatim Inc.´s US market centric business strategy is optimally implemented with boots on the ground and the agility and presence this process requires from the CEO at this stage of development. Mr. Tippner´s resignation as CEO was not due to any disagreement with the Company, its policies or practices.

Further, the shareholders on that same date accepted the resignation of Mr. Patrick Heneise as Director & CTO. As part of the new CEO´s appointment, Mr. Johnson will bring new management members on board from within his proven network. The Company wishes to express its great thanks to Mr. Heneise for his valuable contributions and engaged service to the business and the team. Mr. Heneise´s resignation was not due to any disagreement with the Company, its policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 01, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1st, 2021

BOATIM INC.

/s/ Joseph Johnson
By:	Joseph Johnson, CEO

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